ATLAS INSURANCE TRUST
                        Atlas Balanced Growth Portfolio
                       Supplement dated March 1, 2005, to
                        Prospectus dated April 30, 2004

ATLAS U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND
The Atlas Funds Board of Trustees has approved OppenheimerFunds, Inc. ("Oppenheimer") as sub-adviser to Atlas U.S. Government and Mortgage Securities Fund. The investment advisory fees paid by the Fund will not change. Oppenheimer is currently the sub-adviser to Atlas Global Growth Fund, Atlas Growth Opportunities Fund and Atlas Strategic Income Fund.

Prior to the retention of Oppenheimer, Atlas Advisers, Inc., under the terms of the Advisory Agreement, managed Atlas U.S. Government and Mortgage Securities Fund without a sub-adviser. The Fund will continue to be advised by Atlas Advisers, Inc. and will now be sub-advised by Oppenheimer.

Oppenheimer, located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, provides investment management services for investment companies, charitable organizations and state and municipal government entities. Oppenheimer and its subsidiaries and affiliates managed more than $170 billion in assets as of December 31, 2004. Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

Angelo Manioudakis, Benjamin Gord and Geoffrey Caan are responsible for the day-to-day portfolio management of the Atlas U.S. Government and Mortgage
Securities Fund. Mr. Manioudakis is a Senior Vice President of Oppenheimer and head of Oppenheimer's fixed-income portfolio management team. Prior to joining Oppenheimer in 2002, Mr. Manioudakis was an Executive Director and Portfolio Manager at Miller Anderson & Sherrerd, an affiliate of Morgan Stanley Investment Management, for over eight years. Mr. Gord is a Vice President of Oppenheimer and a Portfolio Manager specializing in mortgage-backed securities and also heads the group's quantitative research effort. From 1992 until joining Oppenheimer in 2002, Mr. Gord was an Executive Director and a member of the fixed income portfolio management team at Miller Anderson & Sherrerd. Mr. Caan is a Vice President of Oppenheimer and a Portfolio Manager specializing in mortgage-backed securities and structured products. Prior to joining Oppenheimer in 2003, Mr. Caan was Vice President and Portfolio Manager at ABN Amro North America from July 2002 through August 2003. From January 1999 through June 2002, Mr. Caan worked as a Portfolio Manager at Zurich Scudder Investments.

EXPENSES
The table under "Expenses" for Atlas Balanced Growth Portfolio has been amended to note that Atlas Advisers, Inc. has contractually agreed to extend the current fee waiver arrangement from December 31, 2004 through April 29, 2005.

ATLAS U.S. TREASURY MONEY FUND
ATLAS MONEY MARKET FUND
The Atlas Funds Board of Trustees has approved Boston Safe Advisors, Inc. ("Boston Safe") as sub-adviser to Atlas U.S. Treasury Money Fund and Atlas Money Market Fund. The investment advisory fees paid by each Fund will not change. Boston Safe is currently the sub-adviser to Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund and California Municipal Money Fund.

Prior to the retention of Boston Safe, Atlas Advisers, Inc., under the terms of the Advisory Agreement, managed Atlas U.S. Treasury Money Fund and Atlas Money Market Fund without a sub-adviser. The Funds will continue to be advised by Atlas Advisers, Inc. and will now be sub-advised by Boston Safe.

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Boston Safe is  headquartered  in New York,  New York,  has over $864 million in assets under management and provides investment management services for high net worth individuals, corporate pension plans, public employee trust funds, institutions, endowments and foundations.

John F. Flahive is responsible for the day-to-day portfolio management of Atlas U.S. Treasury Money Fund and Atlas Money Market Fund. Mr. Flahive, Senior Vice President with Boston Safe, has been portfolio manager for Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund and California Municipal Money Fund since November 1, 1994. Before joining Boston Safe, Mr. Flahive was a Senior Portfolio Manager at Neuberger & Berman for approximately one year. Previously, he was in the municipal bond departments of T. Rowe Price and Dean Witter for approximately eight years.

ATLAS BALANCED FUND
ATLAS STRATEGIC GROWTH FUND
The Atlas Funds Board of Trustees has approved New York Life Investment Management LLC as the new sub-adviser to Atlas Balanced Fund in place of the current sub-adviser, Madison Investment Advisors, Inc., and Renaissance Investment Management as the new sub-adviser to Atlas Strategic Growth Fund in place of the current sub-adviser, Madison Investment Advisors, Inc. The investment advisory fees paid by each Fund will not change.

New York Life Investment Management LLC is headquartered in New York, New York, has over $180 billion in assets under management and provides investment management services to a wide range of individual, institutional, and corporate clients, including a prestigious roster of Fortune 500 companies.

Joan Sabella is responsible for the day-to-day portfolio management of the Atlas Balanced Fund. Ms. Sabella, a Director of New York Life Investment Management LLC, has been managing balanced and fixed income separate accounts since 1978. She also coordinates fixed income research and trading. Ms. Sabella is a member of the CFA Institute, the Financial Planning Association, and holds the designation of Certified Financial Planner (CFP).

Renaissance  Investment  Management is based in Cincinnati,  Ohio, has over $634
million  in  assets  under   management  and  serves  both   institutional   and
high-net-worth clients.

Michael E. Schroer is responsible for the day-to-day portfolio management of the Atlas Strategic Growth Fund. Mr. Schroer is a Managing Partner and the Chief Investment Officer of Renaissance Investment Management and has been with the firm since 1984. As Chief Investment Officer for Renaissance, he supervises the management and direction of the firm's investment research efforts as well as determining overall portfolio strategy. He was awarded the designation Chartered Financial Analyst (CFA) in 1985.

ATLAS BALANCED FUND
On Page 5 of the Prospectus, the "Strategy" of Balanced Fund is replaced with the following:

The fund invests approximately 60% of its assets in stocks, and 40% of its assets in U.S. government securities and investment grade bonds. While this ratio may vary, at least 25% of the fund's assets will be invested in stocks and at least 25% in bonds at all times.

For the equity portion of the portfolio, the fund invests primarily in mid-capitalization stocks that the fund manager determines are value stocks. Mid-capitalization companies are those with market capitalizations similar to those of companies in the Russell Midcap Index(r). The fund manager applies quantitative and statistical methods to analyze the relative quality and value of stocks and select those that it believes to be relatively underpriced compared to the rest of the market. The fund does not invest in companies that manufacture tobacco products.

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On Page 5 of the Prospectus,  the "Risks" section of Balanced Fund is amended to include the following:

From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

ATLAS VALUE FUND
At a shareholder meeting of Atlas Value Fund held August 6, 2004, the shareholders approved Hotchkis and Wiley Capital Management LLC ("HWCM") as the new investment sub-adviser to Atlas Value Fund. The investment advisory fees paid by Atlas Value Fund will not change.

HWCM is a registered investment adviser formed in 1980 and located in Los Angeles, California. The firm is independently owned with a majority ownership interest held by its management and professional team and currently has approximately $11 billion of assets under management. Its clients include institutional and individual investors. Since its inception, HWCM has focused on finding and investing in what it believes to be undervalued companies that have a significant potential for appreciation. Patty McKenna, principal and portfolio manager with HWCM, will be responsible for managing Atlas Value Fund. Ms. McKenna joined HWCM in 1995. Previously, she was an equity analyst at Trust Company of the West.

OTHER DERIVATIVE INVESTMENTS
On page 9 of the Prospectus, the "Other Derivative Investments" paragraph is replaced with the following:

The Strategic Income Fund and the Emerging Growth Fund may invest in several other types of derivatives, including, in the case of the Strategic Income Fund, credit default swap contracts ("CDS contracts"). CDS contracts and other types of derivatives may be used for hedging purposes, or because they offer the potential for increased income and principal value. In general, the performance of a derivative is linked to the performance of another investment, such as an equity security, an index, or one or more currencies. Use of derivatives may cause a fund to realize less income than expected and to lose money.